SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934





       Date of Report (Date of Earliest Event Reported): August 30, 1996





                             EIS INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





                                    Delaware
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)





          0-20329                                      06-1017599
- -----------------------                   -----------------------------------
(Commission File Number)                   (IRS Employer Identification No.)





     1351 Washington Boulevard, Stamford, Connecticut               06902
     -------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)



                                 (203) 351-4800
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code





                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


        On August 30, 1996, EIS International, Inc. (the "Registrant") issued a press release entitled "EIS International, Inc. Anticipates One-Time Charge Associated with Surefind Expenses", a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

        On September 3, 1996, the Registrant issued a press release entitled "EIS International, Inc. Completes Acquisition of Pulse Technologies, Inc.", a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2.

                                   SIGNATURES




       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 5, 1996                               EIS INTERNATIONAL, INC.
                                                             (Registrant)

                                                  /s/Herbert W. Balzuweit
                                                  -----------------------
                                               By:Herbert W. Balzuweit
                                                  Group Chief Financial Officer

                               INDEX TO EXHIBITS



Exhibit
Number
- -------
99.1   Press Release, dated August 30, 1996.

99.2   Press Release, dated September 3, 1996.